UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2012

Avaya Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15951	22-3713430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Mount Airy Road

Basking Ridge, New Jersey 07920

(Address of principal executive offices, including zip code)

(908) 953-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 5, 2012, Avaya Inc. issued a press release regarding the completion of the acquisition of Radvision Ltd., a corporation incorporated under the laws of the State of Israel. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Exhibit Name

99.1	Press release issued on June 5, 2012 by Avaya Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

By:	/s/ Pamela F. Craven
Name:	Pamela F. Craven
Title:	Chief Administrative Officer

Dated June 6, 2012

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